© 2023 ANI Pharmaceuticals, Inc. 1 Investor Presentation September 2023

© 2023 ANI Pharmaceuticals, Inc. 2 Disclaimer This presentation by ANI Pharmaceuticals, Inc (“ANI” or the “Company”) contains forward-looking statements, including information about management's view of the Company’s future expectations, plans and prospects, as well as other forward-looking statements. Any statements made in this presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different than those expressed or implied in such statements. Unknown or unpredictable factors also could have material adverse effects on the Company’s future results. Information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in the Company’s other periodic reports and filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this presentation are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements and you should not place undue reliance on these forward-looking statements. We undertake no obligation to update any forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation or to reflect new information or the occurrence of unanticipated events, except as required by law. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted Earnings Per Share (Adjusted EPS), that management reviews to evaluate its business, measure its performance and make strategic decisions. Management believes that such non-GAAP financial measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. Beginning in the fourth quarter of 2022, ANI no longer excludes expense for In-Process Research & Development or Cortrophin Gel pre-launch charges and sales and marketing expenses from its non-GAAP results. Adjusted non-GAAP EBITDA is defined as net income (loss), excluding tax expense or benefit, interest expense, (net), other expense, (net), depreciation, amortization, the excess of fair value over cost of acquired inventory, non-cash stock-based compensation expense, Novitium transaction expenses, contingent consideration fair value adjustment, and certain other items that vary in frequency and impact on ANI’s results of operations. Adjusted non-GAAP net income (loss) is defined as net income (loss), plus the excess of fair value over cost of acquired inventory sold, non-cash stock-based compensation expense, Novitium transaction expenses, non-cash interest expense, depreciation and amortization expense, contingent consideration fair value adjustment, and certain other items that vary in frequency and impact on ANI’s results of operations, less the tax impact of these adjustments calculated using an estimated statutory tax rate. Adjusted non-GAAP diluted (loss)/earnings per share is defined as adjusted non-GAAP net income (loss) divided by the diluted weighted average shares outstanding during the period. Adjusted EBITDA, Adjusted EPS and any other ratio or metrics derived therefrom are financial measures not calculated in accordance with GAAP and should not be considered as substitutes for revenue, net income, operating profit, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze the business would have material limitations because their calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in its industry may report measures titled Adjusted EBITDA or similar measures, such non-GAAP financial measures may be calculated differently from how management calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider Adjusted EBITDA and Adjusted EPS alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. Please refer to the Appendix in this presentation for a reconciliation of the non- GAAP financial measure to the most directly comparable GAAP measure. ANI is not providing a reconciliation for the forward-looking full year 2023 adjusted non-GAAP measures because it does not currently have sufficient information to accurately estimate all of the variables and individual adjustments for such reconciliation, including “with” and “without” tax provision information. As such, ANI’s management cannot estimate on a forward-looking basis without unreasonable effort the impact these variables and individual adjustments will have on its reported results.

© 2023 ANI Pharmaceuticals, Inc. 3 ANI Pharmaceuticals is Well Positioned to Drive Sustainable Profitable Growth Scaling up Rare Disease business with Purified Cortrophin Gel (PCG) launch momentum and adding assets that leverage our Rare Disease infrastructure Maximize value from Established Brands through innovative go-to-market strategies Building a sustainable Biopharma company serving patients in need Strengthen generics business with enhanced R&D capability focused on niche opportunities, cost-competitiveness and supply reliability Empowered and experienced talent retaining core strengths and driving growth

© 2023 ANI Pharmaceuticals, Inc. 4 2022 Was a Year of Strong Growth for ANI and the Momentum has Continued During the First Half of 2023 (1) Adjusted non-GAAP EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted Non-GAAP EBITDA to the most directly comparable GAAP measure, please see Appendix A. * CAGR is calculated based on midpoint. Revenues ($ million) Adjusted Non-GAAP EBITDA(1) ($ million) 216 316 20222021 2023E* $425 - $445 +42% 51 56 2021 2022 2023E* $115 - $125 +53%

© 2023 ANI Pharmaceuticals, Inc. 5 ANI Achieved Record Quarterly Revenues and Adjusted Non-GAAP EBITDA in Q1 2023 and Again in Q2 2023 Revenues ($ million) Adjusted Non-GAAP EBITDA(1) ($ million) $42 (1) Adjusted non-GAAP EBITDA is a non-GAAP financial measure. For reconciliation of Adjusted Non-GAAP EBITDA to the most directly comparable GAAP measure, please see Appendix A. $73.9 $116.5 Q2’22 Q2’23 $106.8 $116.5 Q1’23 Q2’23 $9.9 $34.1 Q2’22 Q2’23 $33.0 $34.1 Q1’23 Q2’23 Year-over-Year Sequential Year-over-Year Sequential +58% +9% +246% +3%

© 2023 ANI Pharmaceuticals, Inc. 6 Raised Full Year 2023 Guidance for Second Quarter in a Row (1) Adjusted non-GAAP EBITDA and Adjusted Non-GAAP Diluted EPS are non-GAAP financial measures. For reconciliation to the most directly comparable GAAP measure, please see Appendix A. Metric ($ millions except per share amounts) Revised Full Year 2023 Guidance Prior Full Year 2023 Guidance Growth vs Prior Year Actuals Net Revenue (total Company) $425 - $445 $385 - $410 34% - 41% Cortrophin Gel Net Revenue $90 - $100 $80 - $90 116% - 140% Adjusted Non-GAAP Gross Margin 63% to 64.8% 60% to 62.5% 4.7 pts to 6.5 pts Adjusted Non-GAAP EBITDA (1) $115 - $125 $97 - $107 106% - 124% Adjusted Non-GAAP Diluted EPS (1) $3.62 - $4.11 $2.99 - $3.45 166% - 202%

© 2023 ANI Pharmaceuticals, Inc. 7 Strong Launch Momentum for Foundational Rare Disease Asset, Purified Cortrophin Gel Accelerating momentum with record number of new patient starts, new cases initiated and new unique prescribers in Q2’23 • Continued growth in repeat prescribers • ACTH market continues to show year-over-year growth for thirteen consecutive months* * According to IQVIA data ** Initiated in 2023 Built strong Rare Disease platform with medical affairs, patient support, specialty pharmacy distribution, market access, and experienced sales force Rare Disease expected to be the largest strategic driver of ANI’s growth • Well positioned to build upon the strength of our Rare Disease platform • Actively pursuing M&A and in-licensing opportunities Continued growth across all targeted specialties of neurology, nephrology and rheumatology; pulmonology** sales team gaining momentum Rare Disease Revenues ($ million) $12.6 $17.6 $16.3 $24.3 Q3'22 Q4'22 Q1'23 Q2'23 Raised full-year guidance to $90 mn to $100 mn

© 2023 ANI Pharmaceuticals, Inc. 8 ACTH Class has Shown Year-over-Year Monthly Unit Growth For Thirteen consecutive months Source: IQVIA ACTH Units – Year-over-Year Change From June 2022 to June 2023, the ACTH category has demonstrated thirteen months of consecutive growth year-over-year -12.00% -10.00% -8.00% -6.00% -4.00% -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 22.00% 24.00% 26.00% 28.00% U n it s G ro w th Y r/ Y r PCG Launch

© 2023 ANI Pharmaceuticals, Inc. 9 Strong R&D Capabilities, Operational Excellence and U.S.-based Manufacturing Footprint Helped Capture New Business Opportunities and Drive Growth in Generics 1 Superior pipeline and new product launch execution • Increased R&D investment with focus on niche opportunities • Filed 5 new ANDAs in 2023, including ANI’s first two Para IV submissions • Retained top 12 ranking in number of ANDA approvals* • 2023 launches include Colestipol, Nitrofurantoin suspension & Estradiol Gel Driving cost- excellence • Significant focus on savings in procurement of raw materials and finished goods through innovative strategies • Lean and entrepreneurial mentality towards all spend • Augmented our analytical and development facility in Chennai, India with over 60 skilled colleagues Ensuring reliability of supply • Strong compliance and audit history enhanced further by successful recent FDA audits across sites • Maintaining healthy inventory levels for finished goods and raw materials • U.S.-based manufacturing sites (New Jersey & Minnesota) Generics Revenues ($ million) Q2’23 revenues of $63.3M demonstrated 27% growth over Q2’22 revenues of $49.9M 53.1 58.0 63.7 63.3 Q2’23Q1’23Q3’22 Q4’22 * Based on recent 6 months FDA approval activity; Source – FDA Website, Internal Analysis

U.S. Based Manufacturing Footprint; Strong GMP Track Record, Including Successful Recent Audits at All Three Sites









	Baudette, MN *130k sf*	**Baudette, MN** *Containment Facility - 47k sf*	**East Windsor, NJ** *200k sf*
Facility Overview and Capabilities	• Manufacturing, packaging, warehouse • Schedule CII vault & CIII cage space • Lab space - R&D/analytical testing • Solutions, suspensions, topicals, tablets, capsules, and powder for suspension • DEA-licensed for Schedule II controlled substances	• Manufacturing, packaging, warehouse • Low-humidity suite for moisture-sensitive compounds • Fully-contained high potency facility for hormone, steroid, and oncolytic products • DEA Schedule III capability	• 100K ft^2 of manufacturing, packaging, lab, warehouse, and administrative space • Undergoing 20K ft^2 expansion that adds 17 new manufacturing suites • Solid oral tablets and capsules, liquid suspensions and solutions, powder for oral suspension, controlled substances as well as containment & nano-milling • API development & low volume production
Annual Capacity	• Solid Dose ~2.5BN doses • Liquid Unit ~23MM doses • Liquids ~20MM bottles • Powder ~4MM bottles	• Tablets ~2.5BN doses • Capsules ~150MM doses • Blisters ~ 45MM doses	• Tablets & Capsules ~3.0BN doses • Packaged Units ~20MM units • Liquids ~10MM bottles • Powder ~ 2MM bottles
GMP	Four FDA inspections since 2013 Latest inspection – November 2022 Results: VAI status	Six DEA inspections since 2013 Latest inspection – November 2022 Results: VAI status	Six FDA inspections since 2017 Latest inspection – March 2023 Results: NAI status & Zero 483s

© 2023 ANI Pharmaceuticals, Inc.

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Executive Leadership Team with Proven Track Records and Broad Industry Expertise



Nikhil Lalwani
President & Chief Executive Officer

- 20+ years leadership experience in pharmaceuticals and healthcare
- Proven track record of developing and executing multi-year strategic growth plans



Chris Mutz
Head of Rare Diseases / Cortrophin

- 25+ years commercialization experience
- Responsible for building / leading launch of Soliris for gMG and NMOSD in the US



Meredith Cook
SVP, Legal & General Counsel

- 20+ years of legal and leadership experience in specialty and generics pharmaceuticals
- Served as Vice President and Associate GC for Amneal Pharmaceuticals
- Previously with Morgan Lewis & Bockius, LLP



Samy Shanmugam
COO, New Jersey Operations & Head of Global R&D

- Former Head of R&D and Operations for Par Pharmaceuticals
- Founded Edict Pharmaceuticals, Nuray chemicals and Ethics BioLab
- Developed over 100 specialty dosage forms and ANDAs in the US



Chad Gassert
SVP, Corporate Development & Strategy

- Former SVP of Business Development, M&A, Partnerships and Licensing for Par Pharmaceuticals
- Formulation development scientist for Sandoz



Stephen Carey
SVP, Finance & Chief Financial Officer

- 30+ years financial executive experience
- Former SVP. Controller and Principal Accounting Officer for Par Pharmaceuticals



Krista Davis
SVP, Human Resources & CHRO

- 20+ years of leadership experience in HR, talent management, and organizational development across industries and cultures
- Former Global Head, People & Organization for Novartis Technical Operations



Ori Gutwerg
SVP, Generics

- 17+ years pharmaceutical experience across generic and branded products
- Proven track record of business development and accelerating growth



James Marken
SVP, Operations & Product Development

- 30+ years of pharmaceuticals experience, overseeing production and logistical functions for company facilities
- Expertise in quality control, validation and manufacturing

© 2023 ANI Pharmaceuticals, Inc.

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© 2023 ANI Pharmaceuticals, Inc. 12 ANI Pharmaceuticals Is Well Positioned to Drive Sustainable Profitable Growth Scaling up Rare Disease business with Purified Cortrophin Gel (PCG) launch momentum and adding assets that leverage our Rare Disease infrastructure Maximize value from Established Brands through innovative go-to-market strategies Building a sustainable Biopharma company serving patients in need Strengthen generics business with enhanced R&D capability focused on niche opportunities, cost-competitiveness and supply reliability Empowered and experienced talent retaining core strengths and driving growth

© 2023 ANI Pharmaceuticals, Inc. 13 ANI Recently Celebrated a Decade Since Listing on the NASDAQ

© 2023 ANI Pharmaceuticals, Inc. 14 Investor Presentation September 2023

© 2023 ANI Pharmaceuticals, Inc. 15 Adjusted Non-GAAP EBITDA Calculation – 2Q 2023 and 2022 Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands) 2023 2022 Net Income (Loss) $ 6,245 $ (14,923) Add/(Subtract): Interest expense, net 7,100 6,669 Other expense (income), net (1) 53 (14) Income tax benefit (996) (3,895) Depreciation and amortization 14,690 13,764 Contingent consideration fair value adjustment 1,035 (1,095) Intangible asset impairment charge — 112 Restructuring activities 2 2,570 Impact of Canada operations (2) 492 1,820 Stock-based compensation 5,249 3,756 Excess of fair value over cost of acquired inventory — 973 Novitium transaction expenses 249 124 Adjusted non-GAAP EBITDA $ 34,119 $ 9,861 Three Months Ended June 30, (1) Adjustment to Other expense (income), net excludes $750 thousand of income related to the sale of an ANDA during the three months ended June 30, 2022. (2) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general, and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations, which was completed as of March 31, 2023. The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete.

© 2023 ANI Pharmaceuticals, Inc. 16 Adjusted Non-GAAP EBITDA Calculation – Full Year 2022 and 2021 (1) Adjustment to other expense, net excludes $750K of income related to the sale of an ANDA during the three months ended December 31, 2021, and excludes $750K and $1.9 million of income related to the sale of an ANDA during the twelve months ended December 31, 2022 and 2021, respectively. (2) Impact of Canada operations includes CDMO revenues, cost of sales relating to CDMO revenues, all selling, general and administrative expenses, and all research and development expenses recorded in Canada in the period presented, exclusive of restructuring activities, stock-based compensation, and depreciation and amortization, which are included within their respective line items above. The adjustment of Canada operations represents revenues, cost of sales and expense that will not recur after the completion of the closure of our Canada operations, expected to be complete by March 31, 2023. The adjustment of Canada operations does not adjust for revenues, cost of sales, and expense that will recur at our other manufacturing facilities after the transfer of certain manufacturing activities is complete. (3) For the three and twelve months ended December 31, 2021, Asset impairments is comprised of an ANDA intangible asset impairment and related inventory reserve charge. (4) Beginning in the fourth quarter of 2022, ANI will no longer exclude expenses for In- Process Research & Development or Cortrophin pre-launch charges and sales and marketing expenses from its non-GAAP results. Historically, the company excluded these charges. These changes are being made to align with views expressed by the U.S. Securities and Exchange Commission. Prior periods have been recast to reflect these changes. • For the twelve-month period ended December 31, 2022, non-GAAP financial measures have been recast to include $1.2 million of incremental R&D expense and a corresponding reduction in full year Adjusted non-GAAP EBITDA as compared to the amount reported in our third quarter 2022 earnings release and associated Form 8-K. • For the twelve-month period ended December 31, 2021, non-GAAP results have been recast to include $780K of additional Purified Cortrophin Gel pre-launch charges and $13.4 million of Cortrophin related SG&A expense, and a corresponding reduction in full year Adjusted non-GAAP EBITDA of $14.2 million. 2022 2021 Net Loss (47,896)$ (42,603)$ Add/(Subtract): Interest expense, net 28,052 11,922 Other expense, net (1) 80 6,243 Benefit for income taxes (14,769) (13,455) Depreciation and amortization 56,972 47,252 Contingent consideration fair value adjustment 3,758 500 Legal settlement expense - 8,750 Intangible asset impairment charge 112 - Restructuring activities 5,679 - Impact of Canada operations (2) 2,740 - Stock-based compensation 14,599 10,489 Asset impairments (3) - 2,737 Excess of fair value over cost of acquired inventory 5,294 7,460 Novitium transaction expenses 1,244 9,382 Royalty settlement - 1,934 Adjusted non-GAAP EBITDA (4) 55,865$ 50,611$ Twelve Months Ended December 31, Adjusted non-GAAP EBITDA Calculation and US GAAP to Non-GAAP Reconciliation (unaudited, in thousands)